Recovery of Erroneously Awarded Compensation - Restatement Determination Date:: 2023-07-31	12 Months Ended
Dec. 31, 2025
Erroneously Awarded Compensation Recovery
Restatement Determination Date	Jul. 31, 2023
Aggregate Erroneous Compensation Not Yet Determined	Additionally, as specified in our Code of Business Conduct and Ethics, which was revised in October 2023, the Compensation and Human Resources Committee reserves the right to (i) reduce or withhold future compensation of any executive officers based on any restatement or adjustment to the Company’s reported financial statements, and (ii) determine the extent to which recovery of prior compensation may be pursued in the event of adjustments to our reported financial statements, in each case caused by fraud on the part of an executive of Rambus. This provision is in addition to any other clawback policy we have adopted or may adopt in the future, including as set forth above.